UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 7, 2021

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Units Representing Limited Partnership Interests	KRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 7, 2021, Kimbell Royalty Partners, LP, a Delaware limited partnership (“Kimbell”) and Kimbell Royalty Operating, LLC, a Delaware limited liability company (“Opco” and, together with Kimbell, the “Buyer Parties”), completed the previously announced acquisition (the “Acquisition”) of mineral and royalty interests pursuant to a securities purchase agreement (the “Purchase Agreement”), dated November 9, 2021, by and among the Buyer Parties and Caritas Royalty Fund LLC, a Delaware limited liability company, and certain of its affiliates as the sellers (the “Sellers”). Pursuant to the terms of the Purchase Agreement, the Buyer Parties acquired all of the outstanding equity interests in certain subsidiaries owned by the Sellers for $57,000,000 in cash consideration, subject to purchase price adjustments and other customary closing adjustments. Other than in respect of the transaction, there is no relationship between the Sellers and the Buyer Parties or any of the Buyer Parties’ affiliates, directors or officers or any associate of the Buyer Parties’ directors or officers.

Item 7.01.	Regulation FD Disclosure.

On December 7, 2021, Kimbell issued a news release announcing that it has completed the Acquisition. A copy of the news release is attached hereto, furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01.

The information set forth in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

Concurrent with the closing of the Acquisition, Kimbell completed the previously announced redemption of 25,000 Series A Cumulative Convertible Preferred Units (the “Preferred Units”), representing the entirety of the outstanding Preferred Units originally issued by the Company in 2018.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description
99.1	News release issued by Kimbell Royalty Partners, LP dated December 7, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

By:	Kimbell Royalty GP, LLC,
its general partner

By:	/s/ Matthew S. Daly
Matthew S. Daly
Chief Operating Officer

Date: December 7, 2021